Employment Agreement

     This Employment Agreement (the "Agreement") is entered into by and among Lawrence R. Van Etten, an individual residing in the State of Florida and whose social security number is ###-##-#### ("Mr. Van Etten"); AmeriNet Group.com, Inc., a Delaware publicly held corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("AmeriNet" and the "Exchange Act," respectively, AmeriNet and all of its subsidiaries, whether current or subsequently formed or acquired, being collectively hereinafter referred to as the "Consolidated Corporation," and AmeriNet and Mr. Van Etten being sometimes hereinafter collectively to as the "Parties" or generically as a "Party".

                                    Preamble:

     WHEREAS, Michael Jordan, AmeriNet's president has advised its board of directors that in light of its increased operating activities, AmeriNet should consider retaining a chief operating officer to actively oversee and coordinate the day to day activities of its operating subsidiaries, and to more carefully investigate the operations of its proposed acquisitions, and has suggested that AmeriNet recruit a chief operating officer with substantial experience in technical areas with which AmeriNet is increasingly involved and in management of large numbers of employees and subordinates; and

     WHEREAS, AmeriNet has directed the Yankee Companies, Inc., a Florida corporation which serves as AmeriNet's strategic consultant ("Yankees") to recommend and individual meeting the parameters established by Mr. Jordan, to serve as its vice president and chief operating officer; and

     WHEREAS, Yankees has conducted an executive recruitment search and recommended Mr. Van Etten to AmeriNet's board of directors based on his 35 years of experience as an executive with IBM and past experience with him as the president of a subsidiary during extremely difficult times at Colmena Corp.; and

     WHEREAS, after interviewing Mr. Van Etten, AmeriNet's board of directors has determined that he has impressive credentials and experience and has requested that he serve as AmeriNet's vice president and chief operating officer, at least through the end of the next fiscal year; and

     WHEREAS, Mr. Van Etten is agreeable to serving as AmeriNet's vice president and chief operating officer on the terms and conditions hereinafter set forth:


     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   ARTICLE ONE
                       TERM, RENEWALS, EARLIER TERMINATION

1.1      Term.

     Subject to the provisions set forth herein, the term of Mr. Van Etten's employment hereunder shall be deemed to commence on first business day of the first week following the last date appearing on the signature page of this Agreement and continue until June 30, 2001, unless extended or earlier terminated by AmeriNet as hereinafter set forth.

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1.2      Renewals.

(A) This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 60th day prior to termination of the then current term.

(B) In the event of renewal, the provisions hereof shall continue in effect, subject to date based adjustments.

1.3      Earlier Termination.

     AmeriNet shall have the right to terminate this Agreement prior to the expiration of its Term or of any renewals thereof, subject to the provisions of
Section 1.4, for the following reasons:

(a)      For Cause:

         (1) AmeriNet may terminate Mr. Van Etten's employment under this Agreement at any time for cause.

         (2)   Such termination  shall be evidenced by written notice thereof to
               Mr.  Van  Etten,   which  notice  shall  specify  the  cause  for
               termination.

         (3)   For purposes hereof, the term "cause" shall mean:

              (A) The inability of Mr. Van Etten, through sickness or other incapacity, to discharge his duties under this Agreement for 21 or more consecutive days or for a total of 45 or more days in a period of twelve consecutive months;

              (B) The refusal of Mr. Van Etten to follow the directions of AmeriNet's board of directors;

              (C) Dishonesty; theft; or conviction of a crime involving moral turpitude;

              (D) Material default in the performance of his obligations, services or duties required under this Agreement or materially breach of any provision of this Agreement, which default or breach has continued for five days after written notice of such default or breach.

(b)      Discontinuance of Business:

          In the event that AmeriNet discontinues operating its business, this Agreement shall terminate as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of AmeriNet shall not be deemed a termination of its business.

(c)      Death:

          This Agreement shall terminate immediately on Mr. Van Etten's death; however, all accrued compensation at such time shall be promptly paid to Mr. Van Etten's estate.


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



1.4      Final Settlement.

     Upon termination of this Agreement and payment to Mr. Van Etten of all amounts due him hereunder, Mr. Van Etten or his representative shall execute and deliver to the terminating entity on a form prepared by the terminating entity, a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to AmeriNet all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.


                                   ARTICLE TWO
                               SCOPE OF EMPLOYMENT

2.1      Retention.

     AmeriNet hereby hires Mr. Van Etten and Mr. Van Etten hereby accepts such employment, in accordance with the terms, provisions and conditions of this Agreement.

2.2      General Description of Duties.

(a) Mr. Van Etten shall be employed as vice president and chief operating officer of AmeriNet and shall perform the duties associated with the position of president by AmeriNet's bylaws.

(b)      Without limiting the generality of the foregoing, Mr. Van Etten shall:

         (1) Be responsible for development, implementation, coordination and supervision of operating systems and procedures designed to improve and integrate the operations of AmeriNet's subsidiaries;

         (2) Be responsible for supervision of all of AmeriNet's subsidiaries, for monitoring their performance and for implementing directions thereto from AmeriNet's board of directors;

         (3) Be responsible for monitoring the attainment by AmeriNet's subsidiaries of their roles under AmeriNet's strategic plan and for suggesting and implementing improvements in their operations;

         (4) Be responsible for personnel recruitment and supervision and for reviewing compensation and benefit plans in order to develop uniform standards and opportunities for all personnel employed by AmeriNet and its subsidiaries;

              (1)   Perform  such  other  duties  as  are  assigned  to  him  by
                    AmeriNet's board of directors or president, subject to compliance with all applicable laws and fiduciary obligations.

(c) Mr. Van Etten covenants and agrees to perform his employment duties in good faith and, subject to the exception specified in Section 2.4, to devote substantially all of his business time, energies and abilities to the proper and efficient management and execution of such duties.


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




2.3      Status.

(a) Mr. Van Etten shall serve as a member of AmeriNet's board of directors and of the board of directors executive committee, as an officer of AmeriNet and as an employee of AmeriNet but shall have no authority to act as an agent thereof, or to bind AmeriNet or its subsidiaries as a principal or agent thereof, all such functions being reserved to its board of directors in compliance with the requirements of its constituent documents.

(b) Mr. Van Etten hereby covenants and agrees that he shall not hold himself out as an authorized agent of AmeriNet unless such authority is specifically assigned to him, on a case by case basis, by its board of directors pursuant to a duly adopted resolution which remains in effect.

(c) Mr. Van Etten hereby represents and warrants to AmeriNet that he is subject to no legal, self regulatory organization (e.g., National Association of Securities Dealers, Inc.'s bylaws) or regulatory impediments to the provision of the services called for by this Agreement, or to receipt of the compensation called for under this Agreement or any supplements thereto; and, Mr. Van Etten hereby irrevocably covenants and agrees to immediately bring to the attention of AmeriNet any facts required to make the foregoing representation and warranty continuingly accurate throughout the term of this Agreement, or any supplements or extensions thereof.

2.4      Exclusivity.

     Mr. Van Etten shall, unless specifically otherwise authorized by AmeriNet's board of directors, on a case by case basis, devote his business time exclusively to the affairs of AmeriNet; provided, however, that AmeriNet hereby recognizes that Mr. Van Etten is under an independent consulting agreement with Yankees that will in the event of a conflict with Mr. Van Etten's obligations to AmeriNet, supersede Mr. Van Etten's duties to AmeriNet and hereby consents to his continuation in such roles as Yankees may from time to time assign to him.

2.5      Limitations on Services

(a) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc., in-house "due diligence" or "compliance" departments of Licensed Securities Firms, etc.; accordingly, Mr. Van Etten agrees that he will not:

         (1) Release any financial or other material information or data about AmeriNet without the prior written consent and approval of AmeriNet's General Counsel;

         (2) Conduct any meetings with financial analysts without informing AmeriNet's General Counsel and board of directors in advance of the proposed meeting and the format or agenda of such meeting.

(b) In any circumstances where Mr. Van Etten is describing the securities of AmeriNet to a third party, Mr. Van Etten shall disclose to such person any compensation received from AmeriNet to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended.

(c) In rendering his services, Mr. Van Etten shall not disclose to any third party any confidential non-public information furnished by AmeriNet or American Internet or otherwise obtained by it with respect to AmeriNet, except on a need to know basis, and in such case, subject to appropriate assurances that such information shall not be used, directly or indirectly, in any manner that would violate state or federal prohibitions on insider trading of AmeriNet's securities.

(d) Mr. Van Etten shall not take any action which would in any way adversely affect the reputation, standing or prospects of AmeriNet or AmeriNet or which would cause AmeriNet to be in violation of applicable laws.


                                  ARTICLE THREE
                                  COMPENSATION

3.1      Compensation.

         As consideration for Mr. Van Etten's services to AmeriNet Mr. Van Etten shall be entitled to:

(a)     (1)   (A)   Immediately   purchase   50,000   unregistered   shares   of
                    AmeriNet's common stock, $0.01 par value per share, at a price of $0.60 per share; and

              (B) An option pursuant to Section 422 et. seq. of the Internal Revenue Code of 1986, as amended (the "Code") to purchase up to 100,000 shares of AmeriNet's common stock during the 36 month period commencing at the end of the 365th day following commencement of the initial term of this Agreement, at an exercise price of $0.56 per share, the last reported price paid therefor reported on the over the counter electronic bulletin board operated by the National Association of Securities Dealers, Inc., a Delaware corporation and self regulatory organization registered with the Commission under the Exchange Act (the "OTC Bulletin Board" and the "NASD," respectively) on the date of this agreement, provided that:

                    1. He remains in the employ of AmeriNet for a period of not less than 365 consecutive days;

                    2.  He has not been discharged by AmeriNet for cause;

                    3. He fully complies with the provisions of this Agreement, including, without limitation, the confidentiality and non-competition sections hereof;

         (2) Mr. Van Etten hereby represents, warrants, covenants and acknowledges that:

                  (A) The securities being issued as compensation under this Agreement (the "Securities") will be issued without registration under the provisions of Section 5 of the Securities Act or the securities regulatory laws and regulations of the State of Florida (the "Florida Act") pursuant to exemptions provided pursuant to Section 4(6) of the Act and comparable provisions of the Florida Act;

                  (B) Mr. Van Etten shall be responsible for preparing and filing any reports concerning this transaction with the Commission and with Florida Division of Securities, and payment of any required filing fees (none being expected);

                  (C) All of the Securities will bear legends restricting their transfer, sale, conveyance or hypothecation unless such Securities are either registered under the provisions of Section 5 of the Act and under the Florida Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to AmeriNet is provided to AmeriNet's General Counsel to the effect that such registration is not required as a result of applicable exemptions therefrom;

                  (D) AmeriNet's transfer agent shall be instructed not to transfer any of the Securities unless the General Counsel for AmeriNet advises it that such transfer is in compliance with all applicable laws;

                  (E) Mr. Van Etten is acquiring the Securities for his own account, for investment purposes only, and not with a view to further sale or distribution; and

                  (F) Mr. Van Etten or his advisors have examined AmeriNet's books and records and questioned its officers and directors as to such matters involving AmeriNet as he deemed appropriate.

(b)      In addition to the compensation described above:

         (1) In the event that Mr. Van Etten arranges or provides funding for the Consolidated Corporation on terms more beneficial than those reflected in the Consolidated Corporation's current principal financing agreements, copies of which are included among the Consolidated Corporation's records available through the SEC's EDGAR web site, Mr. Van Etten shall be entitled, at its election, to either:

               (A)  A fee equal to 5% of such savings, on a continuing basis; or

               (B) If equity funding is provided through Mr. Van Etten or any affiliates thereof, a discount of 5% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 25% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); and

               (C) If equity funding is arranged for the Consolidated Corporation by Mr. Van Etten and AmeriNet is not obligated to pay any other source compensation in conjunction therewith, other than the normal commissions charged by broker dealers in securities in compliance with the compensation guidelines of the NASD, the Mr. Van Etten shall be entitled to a bonus in a sum equal to 5% of the net proceeds of such funding.

         (2) In the event that Mr. Van Etten generates business for the Consolidated Corporation, then, on any sales resulting therefrom, Mr. Van Etten shall be entitled to a commission equal to 5% of the net income derived by the Consolidated Corporation therefrom, on a continuing basis.

3.2      Benefits

     Mr. Van Etten shall be entitled to any benefits generally made available to all other employees (rather than to a specified employee or group of employees).

3.3      Indemnification.

     AmeriNet will defend, indemnify and hold Mr. Van Etten harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by him in good faith on behalf of the Consolidated Corporation, its affiliates or for other persons or entities at the request of the board of directors of AmeriNet, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for Mr. Van Etten to incur any out of pocket expenses; provided, however, that Mr. Van Etten permits AmeriNet to select and supervise all per sonnel involved in such defense and that Mr. Van Etten waives any conflicts of interest that such personnel may have as a result of also representing AmeriNet, their stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.

3.4      Non-accountable Expense Allowance

     Mr. Van Etten shall be entitled to a $500 per month, non-accountable, non-refundable expense allowance.


                                  ARTICLE FOUR
                                SPECIAL COVENANTS

4.1      Confidentiality.

(a) Mr. Van Etten acknowledges that, in and as a result of his employment hereunder, he will be developing for AmeriNet, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as AmeriNet's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material inducement to the entry into this Agreement by AmeriNet, Mr. Van Etten hereby covenants and agrees that he shall not, at anytime during or following the terms of his employment hereunder, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to him as a result of his employment by AmeriNet, or AmeriNet's affiliates.

(b) In the event of a breach or threatened breach by Mr. Van Etten of any of the provisions of this Section 4.1, AmeriNet, in addition to and not in limitation of any other rights, remedies or damages available to AmeriNet, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Mr. Van Etten, or by Mr. Van Etten's partners, agents, repre sentatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with him.

4.2      Special Remedies.

     In view of the irreparable harm and damage which would undoubtedly occur to AmeriNet as a result of a breach by Mr. Van Etten of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect AmeriNet's interests, Mr. Van Etten hereby covenants and agrees that AmeriNet shall have the following additional rights and remedies in the event of a breach hereof:

(a) Mr. Van Etten hereby consents to the issuance of a permanent injunction enjoining him from any violations of the covenants set forth in Section 4.1 hereof; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which AmeriNet may sustain prior to the effective enforcement of such injunction, Mr. Van Etten hereby covenants and agrees to pay over to AmeriNet, in the event he violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

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



     (i) Any payment or compensation of any kind received by him because of such violation before the issuance of such injunction, or

    (ii) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by AmeriNet as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to AmeriNet for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect AmeriNet from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.

     Mr. Van Etten  hereby  irrevocably  agrees that the  remedies  described in
Section 4.3 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which AmeriNet is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4      Acknowledgment of Reasonableness.

     Mr. Van Etten hereby represents, warrants and acknowledges that he has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of AmeriNet, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Mr. Van Etten hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Mr. Van Etten hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, Mr. Van Etten hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.

4.5      Unauthorized Acts.

     Mr. Van Etten hereby covenants and agrees that he will not do any act or incur any obligation on behalf of AmeriNet or American Internet of any kind whatsoever, except as authorized by its board of directors or by its stockholders pursuant to duly adopted stockholder action.

4.6      Covenant not to Disparage

     Mr. Van Etten hereby irrevocably covenants and agrees that during the term of this Agreement and after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Consolidated Company, its constituent members, or their officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Consolidated Company, to other business or financial matters or to personal matters.

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



                                  ARTICLE FIVE
                                  MISCELLANEOUS

5.1      Notices.

(a) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                                To Mr. Van Etten:

    Lawrence R. Van Etten: 1601 North 15th Terrace; Hollywood, Florida 34431
               Telephone (954) 929-9860; Facsimile (954) 929-0284;
                         e-mail larry@amerinetgroup.com

                                  To AmeriNet:

                            AmeriNet Group.com, Inc.
            The Crystal Corporate Center; 2500 North Military Trail,
                     Suite 225-C; Boca Raton, Florida 33431
Telephone (561) 998-2025, Fax (561) 998-3425; and, e-mail carrington@flinet.com;
           Attention: David K. Cantley, Vice President; with a copy to

                    George Franjola, Esquire; General Counsel
                            AmeriNet Group.com, Inc.
                   1941 Southeast 51st Terrace; Ocala, Florida
        34471 Telephone (352) 694-6661, Fax (352) 694-1325; and, e-mail,
                          tyclegal@atlantic.net; and to

                           The Yankee Companies, Inc.
            The Crystal Corporate Center; 2500 North Military Trail,
                      Suite 225; Boca Raton, Florida 33431
Telephone (561) 998-2025, Fax (561) 998-3425; and, e-mail carrington@flinet.com;
                   Attention: Leonard Miles Tucker, President

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b) (1) The Parties acknowledge that Yankees serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

      (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

(c) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent AmeriNet's general counsel, who has reviewed, approved and caused modifications on behalf of AmeriNet, from representing anyone other than AmeriNet in this transaction.


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5.2      Amendment.

(a) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(b) This Agreement may not be modified without the consent of a majority in interest of AmeriNet's stockholders.

5.3      Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6      Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1)  (A)   First,  the issue shall be submitted  to mediation  before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, three by AmeriNet and three by Mr. Van Etten.


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



              (B) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by AmeriNet and three by Mr. Van Etten.

         (3)  (A)   Expenses  of  mediation  shall  be  borne  by  AmeriNet,  if successful.

              (B) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

              (C)   If the  terms  of the  arbitral  award  do not  establish  a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8      Benefit of Agreement.

(a) This Agreement may not be assigned by Mr. Van Etten without the prior written consent of AmeriNet.

(b) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9      Captions.

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11     Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12     Status.

     Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of employer-employee in AmeriNet.

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


5.13     Counterparts.

(a)  This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

5.14     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

(c) This Agreement shall not be more strictly interpreted against any Party as a result of its authorship.


     *          *               *             *                *

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth * below.

Signed, Sealed & Delivered
         In Our Presence
                                                               Mr. Van Etten
--------------------------

__________________________                            /s/ Lawrence R. Van Etten
                                                          Lawrence R. Van Etten
Dated:   May 22, 2000

                                                       AmeriNet Group.com, Inc.
                                                      a Delaware corporation
--------------------------

__________________________                        By:      /s/ David K. Cantley
                                               David K. Cantley, Vice President
         {CORPORATE SEAL}
                                                Attest:  /s/ Vanessa H. Lindsey
                                                 Vanessa H. Lindsey, Secretary
Dated:   May 22, 2000


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